Exhibit 99.3

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	30,741	35,448	40,173	42,979	149,341	44,821	45,686	47,208	51,726	189,441
Equity in earnings of affiliates	373	632	981	545	2,531	868	1,088	1,004	173	3,133
Gain on sale of Syncrude	-	-	-	-	-	-	2,878	-	-	2,878
Other income	124	106	117	171	518	73	475	1,337	1,318	3,203
Total Revenues and Other Income	31,238	36,186	41,271	43,695	152,390	45,762	50,127	49,549	53,217	198,655

Costs and Expenses
Purchased crude oil, natural gas and products	19,759	24,609	28,008	30,057	102,433	31,521	32,088	34,051	38,091	135,751
Production and operating expenses	2,545	2,573	2,534	2,687	10,339	2,527	2,619	2,583	2,906	10,635
Selling, general and administrative expenses	475	476	427	452	1,830	444	438	493	630	2,005
Exploration expenses	225	243	386	328	1,182	383	213	252	307	1,155
Depreciation, depletion and amortization	2,230	2,347	2,327	2,391	9,295	2,318	2,280	2,246	2,216	9,060
Impairments	3	51	56	425	535	91	1,532	59	98	1,780
Taxes other than income taxes*	3,464	3,715	4,205	4,145	15,529	4,037	4,247	4,227	4,282	16,793
Accretion on discounted liabilities	104	108	96	114	422	114	113	110	110	447
Interest and debt expense	310	268	336	375	1,289	301	349	264	273	1,187
Foreign currency transaction (gains) losses	131	(142)	(17)	(18)	(46)	36	54	(10)	12	92
Total Costs and Expense	29,246	34,248	38,358	40,956	142,808	41,772	43,933	44,275	48,925	178,905
Income before income taxes	1,992	1,938	2,913	2,739	9,582	3,990	6,194	5,274	4,292	19,750
Provision for income taxes	1,176	1,063	1,426	1,425	5,090	1,878	2,011	2,205	2,239	8,333
Net Income	816	875	1,487	1,314	4,492	2,112	4,183	3,069	2,053	11,417
Less: net income attributable to
noncontrolling interests	(16)	(16)	(17)	(29)	(78)	(14)	(19)	(14)	(12)	(59)
Net Income Attributable to ConocoPhillips	800	859	1,470	1,285	4,414	2,098	4,164	3,055	2,041	11,358
*Includes excise taxes on petroleum products sales:	3,060	3,316	3,538	3,411	13,325	3,220	3,417	3,544	3,508	13,689

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)**
Basic	0.54	0.58	0.98	0.86	2.96	1.41	2.79	2.06	1.40	7.68
Diluted	0.54	0.57	0.97	0.86	2.94	1.40	2.77	2.05	1.39	7.62

Average Common Shares Outstanding (in thousands)
Basic	1,485,890	1,486,496	1,488,352	1,489,811	1,487,650	1,492,861	1,489,814	1,481,522	1,453,532	1,479,330
Diluted	1,495,247	1,495,700	1,498,204	1,500,983	1,497,608	1,503,565	1,501,257	1,493,080	1,465,794	1,491,067

**For the purpose of the earnings-per-share calculation only, third-quarter and twelve-month 2009 net income attributable to ConocoPhillips has been reduced $12 million for the excess of the amount paid for the redemption of a noncontrolling interest over its carrying value, which was charged directly to retained earnings.

Note: Certain items in 2009 have been recast to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment.  The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO CONOCOPHILLIPS BY SEGMENT

	Millions of Dollars
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	173	336	327	667	1,503	757	536	563	912	2,768
International E&P	527	389	651	534	2,101	1,075	3,578	1,001	776	6,430
Total E&P	700	725	978	1,201	3,604	1,832	4,114	1,564	1,688	9,198

Midstream	123	31	62	97	313	77	61	77	91	306

U.S. R&M	98	(38)	73	(325)	(192)	12	782	199	29	1,022
International R&M	107	(14)	26	110	229	(16)	(1,061)	69	178	(830)
Total R&M	205	(52)	99	(215)	37	(4)	(279)	268	207	192

LUKOIL Investment	8	243	512	456	1,219	387	529	1,310	277	2,503

Chemicals	23	67	104	54	248	110	138	132	118	498

Emerging Businesses	-	2	(2)	3	3	6	(10)	(20)	(35)	(59)

Corporate and Other	(259)	(157)	(283)	(311)	(1,010)	(310)	(389)	(276)	(305)	(1,280)

Consolidated	800	859	1,470	1,285	4,414	2,098	4,164	3,055	2,041	11,358

Note: Certain items in 2009 have been recast to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment.  The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.

SUMMARY OF INCOME (LOSS) BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	283	502	505	1,000	2,290	1,149	833	879	1,477	4,338
International E&P	1,498	1,311	1,855	1,828	6,492	2,632	5,145	2,539	2,291	12,607
Total E&P	1,781	1,813	2,360	2,828	8,782	3,781	5,978	3,418	3,768	16,945

Midstream	202	50	93	139	484	116	94	115	139	464

U.S. R&M	163	13	116	(448)	(156)	41	1,265	320	46	1,672
International R&M	150	(37)	25	99	237	(86)	(1,452)	76	218	(1,244)
Total R&M	313	(24)	141	(349)	81	(45)	(187)	396	264	428

LUKOIL Investment	-	243	523	465	1,231	395	546	1,653	424	3,018

Chemicals	32	82	131	50	295	135	198	182	165	680

Emerging Businesses	(5)	(2)	(6)	-	(13)	4	(18)	(43)	(56)	(113)

Corporate and Other	(331)	(224)	(329)	(394)	(1,278)	(396)	(417)	(447)	(412)	(1,672)

Consolidated	1,992	1,938	2,913	2,739	9,582	3,990	6,194	5,274	4,292	19,750

Note: Certain items in 2009 have been recast to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment.  The basis for recording equity earnings was changed from estimating  LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.

EFFECTIVE TAX RATES

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	38.5%	33.1%	35.2%	33.3%	34.3%	34.0%	35.7%	35.8%	38.3%	36.2%
International E&P	64.1%	69.4%	64.1%	69.3%	66.6%	58.7%	30.1%	60.1%	65.6%	48.6%
Total E&P	60.0%	59.3%	57.9%	56.5%	58.2%	51.2%	30.9%	53.9%	54.9%	45.4%

Midstream	39.1%	40.0%	33.3%	30.2%	35.3%	33.6%	35.1%	33.9%	33.8%	34.1%

U.S. R&M	39.9%	384.6%	35.3%	27.5%	-20.5%	68.3%	38.1%	37.5%	32.6%	38.6%
International R&M	28.7%	62.2%	0.0%	-11.1%	3.8%	81.4%	26.9%	9.2%	18.3%	33.3%
Total R&M	34.5%	-112.5%	29.1%	38.4%	50.6%	93.3%	-48.7%	32.1%	20.8%	54.0%

LUKOIL Investment	--	0.0%	1.9%	2.2%	1.0%	1.8%	3.3%	20.8%	34.7%	17.1%

Chemicals	28.1%	17.1%	21.4%	-10.0%	15.9%	18.5%	29.8%	28.0%	28.5%	26.8%

Emerging Businesses	100.0%	200.0%	66.7%	--	123.1%	-25.0%	50.0%	55.8%	35.7%	47.8%

Corporate and Other	22.7%	31.3%	14.3%	21.3%	21.6%	21.7%	6.5%	38.5%	26.0%	23.4%

Consolidated	59.0%	54.9%	49.0%	52.0%	53.1%	47.1%	32.5%	41.8%	52.2%	42.2%

Note: Certain items in 2009 have been recast to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment. The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.

ESTIMATED TAXES PAID

	Millions of Dollars
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash income taxes paid	1,346	1,925	1,535	1,835	6,641	1,596	2,329	2,097	2,452	8,474
Taxes other than income taxes	3,464	3,715	4,205	4,145	15,529	4,037	4,247	4,227	4,282	16,793
Less: Excise taxes*	(3,060)	(3,316)	(3,538)	(3,411)	(13,325)	(3,220)	(3,417)	(3,544)	(3,508)	(13,689)
Estimated Taxes Paid	1,750	2,324	2,202	2,569	8,845	2,413	3,159	2,780	3,226	11,578
*Represents taxes collected by ConocoPhillips and reimbursed to taxing authorities.

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO CONOCOPHILLIPS (AFTER-TAX)

	Millions of Dollars
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. E&P
Gain (loss) on asset sales	-	-	-	-	-	-	-	32	293	325
Impairments	-	-	-	(29)	(29)	-	-	-	-	-
Severance accrual	-	-	20	-	20	-	-	-	-	-
Pending claims and settlements	-	-	-	-	-	-	(82)	-	-	(82)
Total	-	-	20	(29)	(9)	-	(82)	32	293	243

International E&P
Gain (loss) on asset sales	-	-	-	55	55	-	2,679	-	147	2,826
Impairments	-	(51)	-	(533)	(584)	-	-	-	(638)	(638)
Cancelled projects	-	-	-	-	-	(83)	(2)	-	-	(85)
Severance accrual	-	-	11	-	11	-	-	-	-	-
Asset retirement	-	(37)	-	-	(37)	-	-	-	-	-
Deferred tax adjustment	-	-	-	-	-	-	40	-	-	40
Pending claims and settlements	-	-	-	-	-	-	-	26	32	58
Total	-	(88)	11	(478)	(555)	(83)	2,717	26	(459)	2,201

Total E&P	-	(88)	31	(507)	(564)	(83)	2,635	58	(166)	2,444

Midstream
Gain on share issuance by equity affiliate	88	-	-	-	88	-	-	-	-	-
Total	88	-	-	-	88	-	-	-	-	-

U.S. R&M
Gain (loss) on asset sales	-	-	32	-	32	-	116	-	-	116
Impairments	-	(72)	(33)	(11)	(116)	-	(8)	-	-	(8)
Severance accrual	-	-	6	-	6	-	-	-	-	-
Pending claims and settlements	(25)	-	(33)	-	(58)	-	35	-	-	35
Total	(25)	(72)	(28)	(11)	(136)	-	143	-	-	143

International R&M
Impairments	-	-	-	-	-	-	(1,110)	-	-	(1,110)
Cancelled projects	-	-	-	-	-	(25)	(4)	-	-	(29)
Severance accrual	-	-	-	-	-	-	(28)	-	-	(28)
Total	-	-	-	-	-	(25)	(1,142)	-	-	(1,167)

Total R&M	(25)	(72)	(28)	(11)	(136)	(25)	(999)	-	-	(1,024)

LUKOIL Investment
Gain (loss) on asset sales	-	-	-	-	-	-	99	874	278	1,251
Total	-	-	-	-	-	-	99	874	278	1,251

Chemicals

Total	-	-	-	-	-	-	-	-	-	-

Emerging Businesses

Total	-	-	-	-	-	-	-	-	-	-

Corporate and Other
Pending claims and settlements	-	-	(7)	-	(7)	-	(24)	-	-	(24)
Cancelled projects	-	-	-	-	-	(2)	2	-	-	-
Severance accrual	-	-	3	-	3	-	-	-	-	-
Premium on early debt retirement	-	-	-	-	-	-	-	(114)	-	(114)
Total	-	-	(4)	-	(4)	(2)	(22)	(114)	-	(138)

Total Company	63	(160)	(1)	(518)	(616)	(110)	1,713	818	112	2,533

CASH FLOW INFORMATION

	Millions of Dollars
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows from Operating Activities
Net income	816	875	1,487	1,314	4,492	2,112	4,183	3,069	2,053	11,417
Depreciation, depletion and amortization	2,230	2,347	2,327	2,391	9,295	2,318	2,280	2,246	2,216	9,060
Impairments	3	51	56	425	535	91	1,532	59	98	1,780
Dry hole costs and leasehold impairments	123	115	233	135	606	133	72	122	150	477
Accretion on discounted liabilities	104	108	96	114	422	114	113	110	110	447
Deferred taxes	(221)	(382)	(269)	(243)	(1,115)	(35)	(508)	(392)	57	(878)
Undistributed equity earnings	(280)	(326)	(692)	44	(1,254)	(503)	(686)	(453)	569	(1,073)
Net gain on asset dispositions	(39)	3	(52)	(72)	(160)	(24)	(3,249)	(1,398)	(1,132)	(5,803)
Other	(2)	177	(326)	347	196	(187)	(356)	322	(28)	(249)
Net working capital changes	(849)	(401)	73	639	(538)	(979)	94	654	2,098	1,867
Net Cash Provided by
Operating Activities	1,885	2,567	2,933	5,094	12,479	3,040	3,475	4,339	6,191	17,045

Cash Flows from Investing Activities
Capital expenditures and investments	(2,906)	(2,672)	(2,598)	(2,685)	(10,861)	(2,071)	(2,009)	(2,291)	(3,390)	(9,761)
Proceeds from asset dispositions	86	146	706	332	1,270	132	5,811	6,290	3,139	15,372
Net purchases of short-term investments	-	-	-	-	-	-	-	-	(982)	(982)
Long-term advances to/collections from
affiliates and other investments	(106)	(56)	(29)	(153)	(344)	(218)	38	102	114	36
Net Cash Provided by (Used in) Investing Activities	(2,926)	(2,582)	(1,921)	(2,506)	(9,935)	(2,157)	3,840	4,101	(1,119)	4,665

Cash Flows from Financing Activities
Net issuance (repayment) of debt	1,931	989	104	(1,795)	1,229	347	(2,717)	(2,838)	6	(5,202)
Issuance of company common stock	(21)	-	10	24	13	9	26	24	74	133
Repurchase of company common stock	-	-	-	-	-	-	(390)	(868)	(2,608)	(3,866)
Dividends paid on company common stock	(696)	(697)	(697)	(742)	(2,832)	(744)	(816)	(816)	(799)	(3,175)
Other	(203)	(203)	(685)	(174)	(1,265)	(186)	(169)	(189)	(165)	(709)
Net Cash Provided by (Used in)
Financing Activities	1,011	89	(1,268)	(2,687)	(2,855)	(574)	(4,066)	(4,687)	(3,492)	(12,819)

Effect of Exchange Rate Changes	77	12	9	-	98	4	16	123	(122)	21

Net Change in Cash
and Cash Equivalents	47	86	(247)	(99)	(213)	313	3,265	3,876	1,458	8,912
Cash and cash equivalents
at beginning of period	755	802	888	641	755	542	855	4,120	7,996	542
Cash and Cash Equivalents
at End of Period	802	888	641	542	542	855	4,120	7,996	9,454	9,454

Note: Certain items in 2009 have been recast to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment. The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.

CAPITAL PROGRAM

	Millions of Dollars
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
E&P
Capital expenditures and investments	2,376	2,059	2,202	2,262	8,899	1,850	1,745	2,012	2,886	8,493
Loans and advances	88	33	32	22	175	48	21	27	17	113
Joint venture acquisition obligation--principal	153	156	157	159	625	161	164	166	168	659
E&P total	2,617	2,248	2,391	2,443	9,699	2,059	1,930	2,205	3,071	9,265
Midstream*	1	3	-	1	5	-	-	1	2	3
R&M
Capital expenditures and investments	496	523	352	355	1,726	192	226	241	397	1,056
Loans and advances	-	-	150	200	350	200	-	-	-	200
R&M total	496	523	502	555	2,076	392	226	241	397	1,256
LUKOIL Investment*	-	-	-	-	-	-	-	-	-	-
Chemicals*	-	-	-	-	-	-	-	-	-	-
Emerging Businesses*	17	56	16	8	97	1	4	2	20	27
Corporate and Other*	16	31	28	59	134	28	34	35	85	182
Total Capital Program	3,147	2,861	2,937	3,066	12,011	2,480	2,194	2,484	3,575	10,733
*Capital expenditures and investments only.

E&P

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

E&P Net Income Attributable
to ConocoPhillips ($ Millions)	700	725	978	1,201	3,604	1,832	4,114	1,564	1,688	9,198

Production

Total, Including Equity Affiliates (MBOE/D)	1,925	1,872	1,791	1,828	1,854	1,828	1,733	1,717	1,729	1,752
E&P segment plus LUKOIL Investment segment:*	2,375	2,307	2,223	2,261	2,291	2,271	2,176	2,139	1,729	2,078

Crude Oil and Natural Gas Liquids (NGL) (MB/D)
Consolidated operations	963	912	863	913	913	901	837	846	847	858
Equity affiliates	49	55	59	57	55	57	56	51	56	55
Total	1,012	967	922	970	968	958	893	897	903	913
Over/(Under) Lifting of Crude Oil (MB/D)	10	1	17	(17)	3	19	6	(16)	(17)	(1)

Synthetic Oil (MB/D)	23	16	25	27	23	22	25	-	-	12

Bitumen (MB/D)
Consolidated operations	7	6	8	7	7	8	10	10	11	10
Equity affiliates	35	41	45	52	43	52	48	49	50	49
Total	42	47	53	59	50	60	58	59	61	59

Natural Gas (MMCF/D)
Consolidated operations	5,011	4,957	4,658	4,556	4,793	4,635	4,431	4,431	4,252	4,437
Equity affiliates	76	94	88	76	84	91	110	134	339	169
Total	5,087	5,051	4,746	4,632	4,877	4,726	4,541	4,565	4,591	4,606

Industry Prices (Platt's)
Crude Oil ($/BBL)
WTI spot	42.97	59.54	68.19	76.06	61.69	78.67	77.78	76.03	85.06	79.39
Brent dated	44.40	58.79	68.28	74.56	61.51	76.24	78.30	76.86	86.48	79.47
Natural Gas ($/MMBTU)
Henry Hub -- First of Month	4.91	3.51	3.39	4.16	3.99	5.30	4.09	4.38	3.80	4.39

Average Realized Prices
Crude Oil and NGL ($/BBL)
Consolidated operations	40.39	51.77	61.93	68.66	55.47	71.89	71.00	69.22	78.53	72.63
Equity affiliates	39.92	55.44	64.31	70.69	58.23	71.30	72.46	72.95	81.95	74.81
Total	40.37	51.98	62.08	68.78	55.63	71.86	71.09	69.45	78.76	72.77

Synthetic Oil ($/BBL)	45.69	58.71	66.42	73.35	62.01	78.67	76.60	-	-	77.56

Bitumen ($/BBL)
Consolidated operations	21.10	40.65	48.35	47.44	39.67	59.18	45.81	47.96	52.37	51.10
Equity affiliates	24.64	46.90	49.81	55.07	45.69	56.15	49.73	52.38	55.27	53.43
Total	24.04	46.10	49.59	54.14	44.84	56.57	49.19	51.50	54.79	53.06

Natural Gas ($/MCF)**
Consolidated operations	5.17	3.79	3.80	4.86	4.40	5.63	4.64	4.86	5.13	5.07
Equity affiliates	2.10	2.10	2.57	2.62	2.35	2.67	3.02	2.82	2.73	2.79
Total	5.12	3.76	3.78	4.82	4.37	5.57	4.60	4.80	4.95	4.98

Exploration Charges ($ Millions)
Dry holes	80	66	162	51	359	93	28	26	89	236
Leasehold impairment	43	49	71	84	247	40	44	96	61	241
Total Noncash Charges	123	115	233	135	606	133	72	122	150	477
Other (G&A, G&G and Lease rentals)	102	128	153	193	576	250	141	130	157	678
Total Exploration Charges	225	243	386	328	1,182	383	213	252	307	1,155

Depreciation, Depletion and
Amortization (DD&A) ($ Millions)	1,994	2,127	2,082	2,134	8,337	2,071	2,033	2,017	1,975	8,096

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(98)	(22)	(11)	20	(111)	60	18	(20)	2	60

*Recast 2009 to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment. The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.

**Periods prior to fourth-quarter 2010 have been recast to include intrasegment transfer pricing.

U.S. E&P

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P Net Income Attributable
to ConocoPhillips ($ Millions)	173	336	327	667	1,503	757	536	563	912	2,768

Alaska ($ Millions)	244	404	356	536	1,540	517	381	361	476	1,735
Lower 48 ($ Millions)	(71)	(68)	(29)	131	(37)	240	155	202	436	1,033

Production
Total U.S. (MBOE/D)	791	771	737	722	755	703	686	678	676	686

Crude Oil and NGL (MB/D)
Alaska	275	252	229	252	252	247	221	215	238	230
Lower 48	163	170	168	165	166	156	161	160	160	160
Total	438	422	397	417	418	403	382	375	398	390
Over/(Under) Lifting of Crude Oil (MB/D)	12	21	(5)	8	10	9	4	(26)	-	(3)

Natural Gas (MMCF/D)
Alaska	92	83	105	95	94	94	82	82	70	82
Lower 48	2,027	2,012	1,938	1,736	1,927	1,705	1,740	1,738	1,599	1,695
Total	2,119	2,095	2,043	1,831	2,021	1,799	1,822	1,820	1,669	1,777

Average Realized Prices
Crude Oil and NGL ($/BBL)
Alaska	41.75	55.25	67.91	74.35	59.23	77.25	77.44	75.87	83.54	78.61
Lower 48	30.85	41.52	47.78	55.86	44.12	59.54	55.70	54.07	61.53	57.69
Total U.S.	37.68	49.86	59.13	67.06	53.21	70.40	68.15	65.71	74.22	69.73

Natural Gas ($/MCF)*
Alaska	6.89	5.64	4.72	4.30	5.33	4.33	4.76	4.89	4.55	4.62
Lower 48	3.76	2.97	2.98	4.03	3.42	5.21	3.93	4.06	3.82	4.25
Total U.S.	3.89	3.07	3.06	4.04	3.50	5.16	3.96	4.10	3.85	4.27

Kenai, Alaska LNG Sales
Volume (MMCF/D)	43	47	82	64	59	56	51	49	32	47
Sales price per MCF	6.29	7.20	8.29	11.02	8.45	11.70	12.08	12.84	11.86	12.13

U.S. Exploration Charges ($ Millions)
Dry holes	58	30	49	29	166	-	(1)	(6)	(1)	(8)
Leasehold impairment	26	28	27	62	143	22	26	79	23	150
Total Noncash Charges	84	58	76	91	309	22	25	73	22	142
Other (G&A, G&G and Lease rentals)	30	35	58	72	195	32	48	39	64	183
Total U.S. Exploration Charges	114	93	134	163	504	54	73	112	86	325
Alaska Only	34	8	11	17	70	7	10	10	14	41

DD&A ($ Millions)
Alaska	173	185	167	169	694	152	152	151	166	621
Lower 48	651	683	671	642	2,647	585	589	549	540	2,263
Total U.S.	824	868	838	811	3,341	737	741	700	706	2,884
*Periods prior to fourth-quarter 2010 have been recast to include intrasegment transfer pricing.

INTERNATIONAL E&P

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
International E&P Net Income
Attributable to ConocoPhillips ($ Millions)	527	389	651	534	2,101	1,075	3,578	1,001	776	6,430

Production
Total, Including Equity Affiliates (MBOE/D)	1,134	1,101	1,054	1,106	1,099	1,125	1,047	1,038	1,053	1,066

Crude Oil and NGL (MB/D)
Consolidated operations
Canada	40	41	39	39	40	41	42	40	31	38
Norway	172	155	150	160	160	152	121	142	133	137
United Kingdom	87	85	71	81	81	83	77	65	72	74
Australia/Timor-Leste	35	35	36	36	35	34	25	34	30	31
China	40	41	53	60	49	71	67	66	66	68
Indonesia	29	19	12	14	19	17	20	19	14	17
Vietnam	36	31	27	24	29	22	24	25	24	24
Algeria	16	13	14	14	14	13	13	13	13	13
Libya	43	43	45	48	45	46	47	46	46	46
Nigeria	19	19	19	20	19	19	19	21	20	20
Other	8	8	-	-	4	-	-	-	-	-
Total consolidated operations	525	490	466	496	495	498	455	471	449	468
Equity affiliates	49	55	59	57	55	57	56	51	56	55
Total	574	545	525	553	550	555	511	522	505	523
Over/(Under) Lifting of Crude Oil (MB/D)	(2)	(20)	22	(25)	(7)	10	2	10	(17)	2

Synthetic Oil (MB/D)
Consolidated operations--Canada	23	16	25	27	23	22	25	-	-	12

Bitumen (MB/D)
Consolidated operations--Canada	7	6	8	7	7	8	10	10	11	10
Equity affiliates	35	41	45	52	43	52	48	49	50	49
Total	42	47	53	59	50	60	58	59	61	59

Natural Gas (MMCF/D)
Consolidated operations
Canada	1,066	1,174	1,063	945	1,062	1,021	1,043	974	902	984
Norway	259	196	188	225	217	249	182	185	219	209
United Kingdom	742	653	514	728	659	712	567	546	601	606
Australia/Timor-Leste	247	258	266	233	251	239	184	260	248	233
Indonesia	449	451	443	450	447	462	473	472	443	463
Vietnam	17	12	17	16	15	15	16	16	16	16
Libya	8	8	12	12	10	8	8	8	8	8
Nigeria	104	110	112	116	111	130	136	150	146	141
Total consolidated operations	2,892	2,862	2,615	2,725	2,772	2,836	2,609	2,611	2,583	2,660
Equity affiliates	76	94	88	76	84	91	110	134	339	169
Total	2,968	2,956	2,703	2,801	2,856	2,927	2,719	2,745	2,922	2,829

Darwin, Australia LNG Sales (MMCF/D)	438	430	453	391	428	401	297	458	455	403

INTERNATIONAL E&P (continued)

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Average Realized Prices
Crude Oil and NGL ($/BBL)
Consolidated operations
Canada	34.61	37.75	44.77	50.24	41.76	57.58	54.56	50.58	61.50	55.70
Norway	45.55	57.49	67.32	72.23	60.34	75.47	76.16	76.12	86.54	78.20
United Kingdom	42.41	52.63	64.45	69.43	56.19	74.03	72.64	73.04	82.24	75.82
Australia/Timor-Leste	41.33	42.77	54.11	62.23	50.30	68.73	68.75	64.88	78.92	70.21
China	38.17	57.72	65.97	73.72	61.33	74.89	77.78	73.64	83.77	77.31
Indonesia	42.35	52.36	76.41	73.63	56.28	67.65	68.49	63.71	75.70	68.41
Vietnam	42.75	58.00	70.27	79.64	60.97	80.92	81.26	78.79	89.20	82.65
Algeria	46.05	61.26	64.67	76.81	61.75	74.39	79.92	77.45	89.31	80.68
Libya	44.22	57.30	67.93	73.99	62.38	76.17	77.81	76.22	86.63	79.22
Nigeria	43.86	49.45	63.36	68.15	56.55	71.76	61.61	70.29	66.70	68.04
Other	32.01	-	-	-	32.01	-	-	-	-	-
Total consolidated operations	42.67	53.52	64.12	70.07	57.40	73.08	73.34	71.75	82.29	74.95
Equity affiliates	39.92	55.44	64.31	70.69	58.23	71.30	72.46	72.95	81.95	74.81
Total	42.43	53.72	64.14	70.14	57.48	72.91	73.24	71.87	82.25	74.94

Synthetic Oil ($/BBL)
Consolidated operations--Canada	45.69	58.71	66.42	73.35	62.01	78.67	76.60	-	-	77.56

Bitumen ($/BBL)
Consolidated operations--Canada	21.10	40.65	48.35	47.44	39.67	59.18	45.81	47.96	52.37	51.10
Equity affiliates	24.64	46.90	49.81	55.07	45.69	56.15	49.73	52.38	55.27	53.43
Total	24.04	46.10	49.59	54.14	44.84	56.57	49.19	51.50	54.79	53.06

Natural Gas ($/MCF)*
Consolidated operations
Canada	4.13	2.84	2.53	3.97	3.33	4.63	3.63	3.34	3.32	3.74
Norway	9.68	7.09	6.24	6.64	7.52	7.08	7.01	7.68	9.23	7.70
United Kingdom	8.75	5.60	5.74	5.81	6.57	6.66	5.61	6.27	8.02	6.67
Australia/Timor-Leste**	1.16	0.66	0.82	1.16	0.95	1.06	0.85	0.96	0.71	0.90
Indonesia	4.74	5.91	7.15	7.72	6.39	7.49	7.60	7.07	7.80	7.48
Vietnam	1.14	1.13	1.15	1.17	1.15	1.17	1.16	1.17	1.19	1.17
Libya	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09
Nigeria	0.84	0.83	0.73	3.92	1.62	2.04	1.88	1.76	1.80	1.86
Total consolidated operations	6.10	4.32	4.37	5.40	5.06	5.92	5.10	5.38	5.96	5.60
Equity affiliates	2.10	2.10	2.57	2.62	2.35	2.67	3.02	2.82	2.73	2.79
Total	6.00	4.25	4.32	5.32	4.97	5.82	5.03	5.26	5.58	5.43

International Exploration Charges ($ Millions)
Dry holes	22	36	113	22	193	93	29	32	90	244
Leasehold impairment	17	21	44	22	104	18	18	17	38	91
Total Noncash Charges	39	57	157	44	297	111	47	49	128	335
Other (G&A, G&G and Lease rentals)	72	93	95	121	381	218	93	91	93	495
Total International Exploration Charges	111	150	252	165	678	329	140	140	221	830

DD&A ($ Millions)	1,170	1,259	1,244	1,323	4,996	1,334	1,292	1,317	1,269	5,212
*Periods prior to fourth-quarter 2010 have been recast to include intrasegment transfer pricing.
**Excludes transfers to Darwin LNG plant.

R&M

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M Net Income (Loss) Attributable
to ConocoPhillips ($ Millions)	205	(52)	99	(215)	37	(4)	(279)	268	207	192

United States ($ Millions)	98	(38)	73	(325)	(192)	12	782	199	29	1,022
International ($ Millions)	107	(14)	26	110	229	(16)	(1,061)	69	178	(830)

Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,156	2,337	2,382	2,028	2,226	2,066	2,275	2,232	2,049	2,156
Total Charge Input (MB/D)	2,296	2,517	2,553	2,192	2,389	2,226	2,448	2,383	2,235	2,323
Crude Oil Capacity Utilization (%)	81%	88%	90%	76%	84%	78%	86%	84%	77%	81%
Clean Product Yield (%)	80%	82%	81%	84%	82%	84%	84%	83%	83%	83%

Refined Products Production (MB/D)
Gasoline	916	1,042	1,054	940	988	986	1,038	996	927	987
Distillates	899	974	979	851	926	834	969	935	882	905
Other	477	501	532	414	481	418	457	468	452	449
Total	2,292	2,517	2,565	2,205	2,395	2,238	2,464	2,399	2,261	2,341

Petroleum Products Sales (MB/D)
Gasoline	1,161	1,337	1,342	1,250	1,273	1,249	1,319	1,280	1,321	1,292
Distillates	1,092	1,213	1,204	1,166	1,169	1,089	1,201	1,199	1,263	1,189
Other	470	562	594	503	532	471	524	627	613	559
Total	2,723	3,112	3,140	2,919	2,974	2,809	3,044	3,106	3,197	3,040

Market Indicators
U.S. East Coast Crack Spread ($/BBL)	10.43	9.13	8.14	6.19	8.47	8.21	10.71	8.84	11.83	9.90
U.S. Gulf Coast Crack Spread ($/BBL)	9.06	8.39	6.74	4.46	7.16	6.70	9.90	7.45	7.79	7.96
U.S. Group Central Crack Spread ($/BBL)	9.62	9.16	8.06	5.52	8.09	6.82	11.38	10.58	9.17	9.49
U.S. West Coast Crack Spread ($/BBL)	15.79	15.11	13.89	8.75	13.38	9.72	14.95	14.97	12.58	13.06
U.S. Weighted 3:2:1 Crack Spread ($/BBL)	10.88	10.12	8.81	5.95	8.94	7.68	11.44	9.97	9.95	9.76
NW Europe Crack Spread ($/BBL)	10.81	9.42	8.44	8.14	9.20	9.25	11.60	9.84	12.04	10.68
Singapore 3:1:2 Crack Spread ($/BBL)	9.45	7.88	7.63	5.83	7.70	10.17	10.68	11.13	12.25	11.06

Realized Margins
Refining Margin ($/BBL)
U.S.	7.55	4.85	4.69	2.42	4.83	5.62	8.82	6.53	7.06	7.05
International*	6.52	3.44	4.11	6.72	5.14	8.73	10.27	4.41	12.20	8.90
Integrated Margin ($/BBL)
U.S.	8.23	5.40	5.92	3.48	5.71	6.07	10.40	7.21	7.55	7.87
International*	8.59	5.04	6.61	9.39	7.33	11.60	13.82	7.68	14.37	11.85

DD&A ($ Millions)	211	198	220	227	856	214	211	199	208	832

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(10)	49	2	(5)	36	(47)	(55)	42	-	(60)

Turnaround Expense ($ Millions)	207	121	62	145	535	72	94	86	207	459
*All 2009 periods and the first two quarters of 2010 recast to conform to the third-quarter 2010 presentation.

R&M (continued)

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. R&M
Eastern U.S.
Crude Oil Charge Input (MB/D)	346	376	393	374	372	379	410	387	269	361
Total Charge Input (MB/D)	363	427	443	410	411	406	457	433	347	411
Crude Oil Capacity Utilization (%)	82%	89%	93%	88%	88%	90%	97%	91%	64%	85%
Clean Product Yield (%)	83%	87%	89%	89%	87%	89%	89%	89%	90%	89%

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)	470	711	660	554	599	641	730	664	636	668
Total Charge Input (MB/D)	534	773	725	629	664	731	804	730	701	741
Crude Oil Capacity Utilization (%)	64%	97%	90%	75%	82%	87%	100%	90%	87%	91%
Clean Product Yield (%)	81%	83%	80%	81%	81%	82%	82%	81%	78%	81%

Western U.S.
Crude Oil Charge Input (MB/D)	402	380	397	386	391	374	394	394	377	385
Total Charge Input (MB/D)	424	405	423	412	416	389	425	416	395	406
Crude Oil Capacity Utilization (%)	96%	91%	95%	93%	94%	90%	95%	95%	90%	92%
Clean Product Yield (%)	79%	80%	81%	84%	81%	82%	83%	81%	82%	82%

Central U.S. - Consolidated
Crude Oil Charge Input (MB/D)	172	184	179	152	172	170	189	187	152	175
Total Charge Input (MB/D)	175	188	182	154	175	172	191	190	153	177
Crude Oil Capacity Utilization (%)	92%	98%	96%	81%	92%	91%	101%	100%	81%	93%
Clean Product Yield (%)	90%	91%	93%	91%	91%	91%	92%	92%	92%	92%

Central U.S. - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)	199	202	212	174	197	178	190	201	205	193
Total Charge Input (MB/D)	213	215	224	186	210	189	202	205	218	203
Crude Oil Capacity Utilization (%)	88%	89%	94%	77%	87%	79%	84%	89%	91%	86%
Clean Product Yield (%)	81%	84%	85%	82%	83%	83%	82%	79%	82%	82%

Total U.S.
Crude Oil Charge Input (MB/D)	1,589	1,852	1,841	1,640	1,731	1,742	1,913	1,833	1,639	1,782
Total Charge Input (MB/D)	1,709	2,008	1,997	1,791	1,876	1,887	2,079	1,974	1,814	1,938
Crude Oil Capacity Utilization (%)	80%	93%	93%	83%	87%	88%	96%	92%	83%	90%
Clean Product Yield (%)	82%	84%	84%	85%	84%	84%	85%	84%	83%	84%

Refined Products Production (MB/D)
Gasoline	755	904	912	816	847	873	938	869	786	867
Distillates	623	748	725	665	691	679	785	746	683	723
Other	338	366	380	326	353	349	377	377	369	368
Total	1,716	2,018	2,017	1,807	1,891	1,901	2,100	1,992	1,838	1,958

Petroleum Products Sales (MB/D)
Gasoline	1,037	1,180	1,188	1,112	1,130	1,092	1,170	1,103	1,115	1,120
Distillates	749	924	906	853	858	807	921	874	890	873
Other	328	378	420	342	367	366	387	432	413	400
Total	2,114	2,482	2,514	2,307	2,355	2,265	2,478	2,409	2,418	2,393
*Represents 50 percent share of the Borger Refinery and Wood River Refinery.

International R&M
International - Consolidated*
Crude Oil Charge Input (MB/D)	453	364	422	288	381	276	255	285	280	274
Total Charge Input (MB/D)	465	380	430	296	393	288	262	295	288	283
Crude Oil Capacity Utilization (%)	82%	66%	76%	52%	69%	50%	46%	52%	51%	50%
Clean Product Yield (%)	72%	69%	69%	76%	71%	80%	75%	77%	79%	78%

International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	114	121	119	100	114	48	107	114	130	100
Total Charge Input (MB/D)	122	129	126	105	120	51	107	114	133	102
Crude Oil Capacity Utilization (%)	96%	102%	101%	84%	95%	41%	90%	96%	109%	84%
Clean Product Yield (%)	87%	81%	85%	86%	85%	81%	87%	83%	87%	85%

Total International
Crude Oil Charge Input (MB/D)	567	485	541	388	495	324	362	399	410	374
Total Charge Input (MB/D)	587	509	556	401	513	339	369	409	421	385
Crude Oil Capacity Utilization (%)	85%	72%	81%	58%	74%	48%	54%	60%	61%	56%
Clean Product Yield (%)	75%	72%	72%	79%	74%	81%	78%	79%	82%	80%

Refined Products Production (MB/D)
Gasoline	161	138	142	124	141	113	100	127	141	120
Distillates	276	226	254	186	235	155	184	189	199	182
Other	139	135	152	88	128	69	80	91	83	81
Total	576	499	548	398	504	337	364	407	423	383

Petroleum Products Sales (MB/D)
Gasoline	124	157	154	138	143	157	149	177	206	172
Distillates	343	289	298	313	311	282	280	325	373	316
Other	142	184	174	161	165	105	137	195	200	159
Total	609	630	626	612	619	544	566	697	779	647
*Represents our Humber Refinery in the United Kingdom, the Whitegate Refinery in Ireland, and our Wilhelmshaven Refinery in Germany.
**Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany, and 47 percent interest in a refinery in Melaka, Malaysia.

LUKOIL INVESTMENT

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
LUKOIL Investment Net Income
Attributable to ConocoPhillips ($ Millions)	8	243	512	456	1,219	387	529	1,310	277	2,503

Upstream
Production
Net crude oil production (MB/D)	394	385	386	387	388	391	382	366	-	284
Net natural gas production (MMCF/D)	334	297	273	276	295	312	368	338	-	254
Total (MBOE/D)	450	435	432	433	437	443	443	422	-	326

Industry Prices
Crude Oil ($/BBL)
Urals crude (CIF Mediterranean) (one-quarter lag)	54.66	43.73	58.49	67.89	56.19	74.26	75.41	76.86	85.30	78.29

Downstream
Refinery Throughput
Crude Processed (MB/D)	225	231	250	255	240	246	248	263	-	189

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	2	12	5	1	20	(2)	(16)	5	(2)	(15)

Note: Certain items in 2009 have been recast to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment. The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.

MIDSTREAM

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income Attributable
to ConocoPhillips ($ Millions)	123	31	62	97	313	77	61	77	91	306

U.S. Equity Affiliate ($ Millions)*	90	12	26	55	183	53	31	39	68	191

NGL Extracted (MB/D)
Equity Affiliates
United States*	165	180	186	185	179	176	181	189	191	184
International	7	8	8	9	8	10	9	9	8	9
Total	172	188	194	194	187	186	190	198	199	193
*Represents 50 percent interest in DCP Midstream.

NGL Fractionated (MB/D)
United States*	144	157	147	147	149	140	138	116	141	134
International	16	17	17	17	17	19	18	18	16	18
Total	160	174	164	164	166	159	156	134	157	152
*Excludes DCP Midstream.

Product Prices
Weighted Average NGL ($/BBL)*
Consolidated	26.04	29.99	34.66	43.83	33.63	48.93	43.21	40.55	48.98	45.42
DCP Midstream	23.86	26.02	28.89	40.44	29.80	45.65	38.11	36.66	44.68	41.28
*Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

DD&A ($ Millions)	2	1	1	2	6	1	2	1	2	6

CHEMICALS

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income Attributable
to ConocoPhillips ($ Millions)	23	67	104	54	248	110	138	132	118	498

Industry Margins (Cents/Lb)*
Ethylene industry cash margin	4.7	3.0	5.2	4.0	4.2	18.2	19.6	11.2	12.1	15.2
HDPE industry contract sales margin	18.2	24.5	27.6	22.3	23.1	17.3	24.5	28.2	24.8	23.7
Styrene industry contract sales margin	14.8	13.9	11.5	11.2	12.8	10.3	12.3	10.1	12.0	11.2

*Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.

EMERGING BUSINESSES

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Emerging Businesses Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	-	2	(2)	3	3	6	(10)	(20)	(35)	(59)

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Power	24	27	22	32	105	29	17	8	(5)	49
Other	(24)	(25)	(24)	(29)	(102)	(23)	(27)	(28)	(30)	(108)
Total	-	2	(2)	3	3	6	(10)	(20)	(35)	(59)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(1)	4	(1)	-	2	-	(1)	-	-	(1)

CORPORATE AND OTHER

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	(259)	(157)	(283)	(311)	(1,010)	(310)	(389)	(276)	(305)	(1,280)

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Net interest expense	(190)	(175)	(245)	(241)	(851)	(222)	(254)	(285)	(204)	(965)
Corporate overhead	(41)	(31)	(5)	(31)	(108)	(36)	(47)	(37)	(89)	(209)
Other	(28)	49	(33)	(39)	(51)	(52)	(88)	46	(12)	(106)
Total	(259)	(157)	(283)	(311)	(1,010)	(310)	(389)	(276)	(305)	(1,280)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(387)	(360)	(426)	(447)	(1,620)	(383)	(433)	(351)	(351)	(1,518)
Capitalized interest	118	131	129	109	487	119	119	121	112	471
Interest revenue	40	10	9	30	89	6	14	13	31	64
Premium on early debt retirement	(2)	-	-	-	(2)	-	-	(146)	-	(146)
Total	(231)	(219)	(288)	(308)	(1,046)	(258)	(300)	(363)	(208)	(1,129)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(1)	79	18	1	97	(19)	(70)	60	14	(15)

Debt
Total Debt ($ Millions)	29,379	30,364	30,458	28,653	28,653	28,988	26,279	23,601	23,592	23,592
Debt-to-Capital Ratio (%)	34%	34%	33%	31%	31%	31%	28%	25%	25%	25%

Equity ($ Millions)	56,153	59,528	61,585	62,613	62,613	63,417	65,945	69,917	69,109	69,109

Note: Certain items in 2009 have been recast to reflect the retrospective application of a change in accounting principle related to our LUKOIL investment. The basis for recording equity earnings was changed from estimating LUKOIL's current quarter earnings to recording LUKOIL's actual results on a one-quarter lag basis.